UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): June 13, 2007

KINGS ROAD ENTERTAINMENT, INC.
(Exact name of Registrant as specified in its charter)

DELAWARE	000-14234	95-3587522
(State of incorporation or organization)	(Commission file number)	(I.R.S. employer identification number)

468 N. Camden Drive Beverly Hills, California (Address of principal executive offices)	90210 (Zip code)

Registrant’s telephone number, including area code: 310-278-9975

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

PURPOSE OF AMENDMENT

The purpose of this amendment is to correct errors in the initial filing of this Form 8-K that was filed June 13, 2007. The initial filing of this Form 8-K failed to state the following: (i) the specific identity of the financial statement that should no longer be relied upon; (ii) a description of all the information provided by the accountant and a disclosure of the nature of the restatements; (iii) a letter from the accountants indicating whether or not they agree with the disclosures in the Form 8-K; (iv) a statement of when the restated financial statements and delinquent filings will be filed; and (v) a statement from the Registrant acknowledging that the Registrant is responsible for the adequacy and accuracy of the disclosure in the filings. The corrected text follows:

Item 4.02 Non-Reliance on Previously Issued Financial Statements

On April 23, 2007, the Registrant was informed by their former independent accountants, HJ & Associates, LLC, (the “Accountants”) that the financial statements for the fiscal year ending April 30, 2005 must be adjusted due to possible un-identified Liabilities in the balance sheet, not exceeding $100,000. The last reliable 10-KSB filed by the Registrant is for the fiscal year ending on April 30, 2004. Therefore, the Form 10-QSB for the periods ending on July 31, 2004, October 31, 2004, and January 31, 2005 and the Form 10-KSB for the period ending on April 30, 2005 must be amended.

The Registrant’s Board of Directors and auditors have discussed a definitive plan and timetable to address these matters, and estimates that the amended and delinquent SEC filings shall be completed and filed by October 31, 2007.

A letter from HJ & Associates, LLC, regarding the Non-Reliance Upon Previously issued interim review, dated April 23, 2007, is attached hereto as Exhibit 7.1.

A letter from Jaspers and Hall PC as to whether or not it agrees with the above disclosures is attached hereto as Exhibit 7.2.

A letter from the Registrant acknowledging that it is responsible for the adequacy and accuracy of the disclosure in the filings is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Description

7.1	Correspondence from HJ & Associates, LLC, regarding Non-Reliance Upon Previously issued interim review dated April 23, 2007.

7.2	Correspondence from Jaspers and Hall PC as to whether or not it agrees with the disclosures in the Form 8-K.

99.1	Correspondence from Registrant acknowledging that it is responsible for the adequacy and accuracy of the disclosures in the filings.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KINGS ROAD ENTERTAINMENT, INC.

Date: August 15, 2007	By:	/s/ Philip Holmes
Philip Holmes, President